                            TELEPHONE AND DATA SYSTEMS, INC.
                                (an Iowa corporation)


                                    TDS CAPITAL I
                                    TDS CAPITAL II
                                   TDS CAPITAL III
                          (each, a Delaware business trust)


                        16,000,000 Trust Preferred Securities

               Trust Originated Preferred Securities-SM- ("TOPrS-SM-")
                (Liquidation Preference $25 per Preferred Security)


                                UNDERWRITING AGREEMENT

                                ________________, 1997

MERRILL LYNCH & CO.
Merrill Lynch, Pierce, Fenner & Smith
            Incorporated
Merrill Lynch World Headquarters
North Tower
World Financial Center
New York, New York  10281-1209

Ladies and Gentlemen:

    TDS Capital I, TDS Capital II and TDS Capital III (each a "Trust" and, collectively, the "Trusts"), statutory business trusts organized under the Business Trust Act (the "Delaware Trust Act") of the State of Delaware (Chapter 38, Title 12, of the Delaware Code, 12 Del. C. Sections 3801 ET SEQ.) and Telephone and Data Systems, Inc., an Iowa corporation (the "Company" and, together with the Trusts, the "Offerors"), propose to issue and sell up to 16,000,000 of the Trusts' preferred securities (liquidation preference of $25 per preferred security) representing preferred undivided beneficial interests in the assets of each Trust ("TOPrS" or the "Trust Preferred Securities") from

______________________

-SM- "Trust Originated Preferred Securities" and TOPrS" are service marks of Merril Lynch & Co., Inc.

time to time, in or pursuant to one or more offerings on terms to be determined at the time of sale.

    The payment of periodic cash distributions with respect to the Trust Preferred Securities and payments on liquidation or redemption with respect to such Trust Preferred Securities will be each guaranteed by the Company in the case of each Trust (a "Preferred Securities Guarantee"), in each case only out of funds held by such Trust, pursuant to the Preferred Securities Guarantee Agreements (the "Preferred Securities Guarantee Agreements"), to be entered into between the Company and a guarantee trustee (the "Guarantee Trustee"), and entitled to the benefits of certain backup undertakings described in the Prospectus (as defined below) with respect to the Company's agreement pursuant to the Supplemental Indenture (as defined below) to pay all expenses relating to administration of the Trusts (the "Undertakings"). The Trust Preferred Securities and the related Preferred Securities Guarantee are referred to herein as the "Offered Securities."

    The entire proceeds from the sale of the Offered Securities will be combined with the entire proceeds from the sale by the applicable Trust to the Company of its undivided common beneficial interests in such Trust's assets represented by common securities (the "Common Securities") and will be used by the Trust to purchase the unsecured junior subordinated deferrable interest debentures (the "Subordinated Debentures") of the Company issued by the Company to such Trust. The Trust Preferred Securities and the Common Securities for each Trust will be issued pursuant to an Amended and Restated Declaration of Trust of the applicable Trust (the "Declaration"), among the Company, as Sponsor, LeRoy T. Carlson, Jr., Murray L. Swanson, and Gregory J. Wilkinson (the "Regular Trustees"), The First National Bank of Chicago, a national banking association, as property trustee (the "Property Trustee"), and First Chicago Delaware Inc., a Delaware corporation (the "Delaware Trustee" and, together with the Regular Trustees and the Property Trustee, the "Trustees"), and the holders from time to time of undivided beneficial interests in the assets of the Trust. The Subordinated Debentures will be issued pursuant to an indenture (the "Base Indenture"), between the Company and The First National Bank of Chicago, as trustee (the "Debt Trustee"), and supplemental indentures to the Base Indenture (the "Supplemental Indentures," and together with the Base Indenture and any other amendments or supplements thereto, the "Indenture"), between the Company and the Debt Trustee.

    Whenever the Offerors determine to make an offering of Offered Securities through Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), or through an underwriting syndicate managed by Merrill Lynch, the Offerors will enter into an agreement (each, a "Terms Agreement") providing for the sale of such Offered Securities to, and the purchase and offering thereof by, Merrill Lynch and such other underwriters, if any, selected by Merrill Lynch (the "Underwriters", which term shall include Merrill Lynch, whether acting as sole Underwriter or as a member of an underwriting syndicate, as well as any Underwriter substituted pursuant to Section 10 hereof). The Terms Agreement relating to the offering of Offered Securities shall specify the aggregate number of Offered Securities to be issued (the "Underwritten Securities"), the name of each Underwriter participating in such offering (subject to substitution as provided in Section 10 hereof) and the name of any Underwriter other than Merrill Lynch acting as co-manager in connection with such offering, the aggregate number of Underwritten Securities which each such

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Underwriter severally agrees to purchase, whether such offering is on a fixed or variable price basis and, if on a fixed price basis, the initial offering price, the price at which the Underwritten Securities are to be purchased by the Underwriters, the form, time, date and place of delivery and payment of the Underwritten Securities and any other material variable terms of the Underwritten Securities. The Terms Agreement, which shall be substantially in the form of Exhibit A hereto, may take the form of an exchange of any standard form of written telecommunication between the Offerors and Merrill Lynch, acting for itself and, if applicable, as representative of any other Underwriters.
Each offering of Underwritten Securities through Merrill Lynch as sole Underwriter or through an underwriting syndicate managed by Merrill Lynch will be governed by this Underwriting Agreement, as supplemented by the applicable Terms Agreement.

    The Offerors have filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-XXXXX) for the registration of up to a combination of $400,000,000 of (i) Trust Preferred Securities, (ii) Preferred Securities Guarantees, and (iii) Subordinated Debentures, under the Securities Act of 1933, as amended (the "1933 Act"), and the offering thereof from time to time in accordance with Rule 415 of the rules and regulations of the Commission under the 1933 Act (the "1933 Act Regulations"). Such registration statement has been declared effective by the Commission and the Indenture has been duly qualified under the Trust Indenture Act of 1939, as amended (the "1939 Act"), and the Company has filed such post-effective amendments thereto as may be required prior to the execution of the applicable Terms Agreement and each such post-effective amendment has been declared effective by the Commission. Such registration statement (as so amended, if applicable), including the information, if any, deemed to be a part thereof pursuant to Rule 430A(b) of the 1933 Act Regulations (the "Rule 430A Information") or Rule 434(d) of the 1933 Act Regulations (the "Rule 434 Information"), is referred to herein as the "Registration Statement"; and the final prospectus and the final prospectus supplement relating to the offering of the Underwritten Securities, in the form first furnished to the Underwriters by the Company for use in connection with the offering of the Underwritten Securities, are collectively referred to herein as the "Prospectus"; provided, however, that all references to the "Registration Statement" and the "Prospectus" shall also be deemed to include all documents incorporated therein by reference pursuant to the Securities Exchange Act of 1934, as amended (the "1934 Act"), prior to the execution of the applicable Terms Agreement; provided, further, that if the Offerors file a registration statement with the Commission pursuant to Rule 462(b) of the 1933 Act Regulations (the "Rule 462(b) Registration Statement"), then, after such filing, all references to "Registration Statement" shall also be deemed to include the Rule 462(b) Registration Statement; and provided, further, that if the Company elects to rely upon Rule 434 of the 1933 Act Regulations, then all references to "Prospectus" shall also be deemed to include the final or preliminary prospectus and the applicable term sheet or abbreviated term sheet (the "Term Sheet"), as the case may be, in the form first furnished to the Underwriters by the Company in reliance upon Rule 434 of the 1933 Act Regulations, and all references in this Underwriting Agreement to the date of the Prospectus shall mean the date of the Term Sheet. A "preliminary prospectus" shall be deemed to refer to any prospectus used before the Registration Statement became effective and any prospectus that omitted, as applicable, the Rule 430A Information, the Rule 434 Information or other information to be included upon pricing in a form of prospectus filed with the Commission pursuant to Rule 424(b) of the 1933 Act Regulations and was used after such effectiveness and prior to the execution and delivery of the applicable Terms Agreement. For purposes of this Underwriting Agreement, all references to the Registration Statement, Prospectus, Term Sheet or preliminary prospectus or to any amendment or supplement to any of the foregoing shall be deemed to include any copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

    All references in this Underwriting Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" (or other references of like import) in the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, prior to the execution of the applicable Terms Agreement; and all references in this Underwriting Agreement to amendments or supplements to the Registration Statement, Prospectus or preliminary prospectus shall be deemed to mean and include the filing of any document under the 1934 Act which is incorporated by reference in the Registration Statement, Prospectus or preliminary prospectus, as the case may be, after the execution of the applicable Terms Agreement.

    SECTION 1.       REPRESENTATIONS AND WARRANTIES.

    (a) Each Offeror jointly and severally represents and warrants to Merrill Lynch, as of the date hereof, and to each Underwriter named in the applicable Terms Agreement, as of the date thereof, and as of the Closing Time (as defined below) (in each case, a "Representation Date") as follows:

         (i) Each of the Offerors meets the requirements for use of Form S-3 under the 1933 Act. The Registration Statement (including any Rule 462(b) Registration Statement) has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

         At the respective times the Registration Statement (including any Rule 462(b) Registration Statement) and any post-effective amendments thereto (including the filing of the Company's most recent Annual Report on Form 10-K with the Commission (the "Annual Report on Form 10-K")) became effective and at each Representation Date, the Registration Statement (including any Rule 462(b) Registration Statement) and any amendments thereto complied and will comply in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations and the 1939 Act and the rules and regulations of the Commission under the 1939 Act (the "1939 Act Regulations") and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. At the date of the Prospectus and at the Closing Time, neither the Prospectus nor any amendments and supplements thereto included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If the Offerors elect to rely upon Rule 434 of the 1933 Act Regulations, the Offerors will comply with the requirements of Rule 434.

         Each preliminary prospectus and prospectus filed as part of the Registration Statement as originally filed or as part of any amendment thereto, or filed pursuant to Rule 424 under the 1933 Act, complied when so filed in all material respects with the 1933 Act Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with the offering of Underwritten Securities will, at the time of such delivery, be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. Notwithstanding the foregoing, the representations and warranties in this subsection shall not apply to statements in or omissions from the Registration Statement or the Prospectus made in reliance upon and in conformity with information furnished to the Company in writing by any Underwriter through Merrill Lynch expressly for use in the Registration Statement or the Prospectus.

         (ii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all material respects with the requirements of the 1934 Act and the rules and regulations of the Commission thereunder (the "1934 Act Regulations") and, when read together with the other information in the Prospectus, at the date of the Prospectus and at the Closing Time did not and will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (iii) The accountants who certified the consolidated financial statements and supporting schedules included in or incorporated by reference into the Registration Statement and the Prospectus are independent public accountants with respect to the Company and its consolidated subsidiaries as required by the 1933 Act and the 1933 Act Regulations.

         (iv) The consolidated financial statements of the Company included in the Registration Statement and the Prospectus, together with the related schedules and notes, as well as those financial statements, schedules and notes of any other entity included therein, present fairly the financial position and results of operations of the Company and its subsidiaries on a consolidated basis, or such other entities, as the case may be, at the respective dates or for the respective periods to which they apply, and the statement of operations, stockholders' equity and cash flows of the Company and its subsidiaries on a consolidated basis, or such other entities, as the case may be, for the periods specified; such financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") applied on a consistent basis throughout the respective periods involved; and the supporting schedules included in the Registration Statement and Prospectus present fairly in accordance with GAAP the information required to be stated therein. The selected financial data and the summary financial information included in the Prospectus present fairly the information shown therein and have been compiled on a basis consistent with that of the audited financial statements included in the Registration Statement and the Prospectus. In addition, any pro forma financial statements of the Company and its subsidiaries and the related notes thereto included in the Registration Statement and the Prospectus present fairly the information shown therein, have been prepared in accordance with the Commission's rules and guidelines with respect to pro forma financial statements and have been properly compiled on the bases described therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

         (v) Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its consolidated subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business,
    (B) there have been no transactions entered into by the Trust or the Company or any of its consolidated subsidiaries other than those in the ordinary course of business which are material to the Trust or the Company and its consolidated subsidiaries considered as one enterprise, and
    (C) other than regular quarterly dividends, there has been no dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock.

         (vi) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Iowa, and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Underwriting Agreement, the applicable Terms Agreement, the Declaration, the Indenture and the Preferred Securities Guarantee Agreements and to purchase, own and hold the Common Securities issued by the applicable Trust. The Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse affect on the Company and its consolidated subsidiaries considered as one enterprise.

         (vii) Each of United States Cellular Corporation, United States Cellular Operating Company, United States Cellular Investment Company, TDS Telecommunications Corporation, Aerial Communications, Inc. and American Paging, Inc. (each, a "Subsidiary" and, collectively, the "Subsidiaries"), has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, has the corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing would not have a material adverse affect on the Company and its consolidated subsidiaries considered as one enterprise; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable and is owned by the Company, directly or through one or more Subsidiaries, free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity, except such security interest, mortgage, pledge, lien, encumbrance, claim or equity the enforcement of which, individually or in the aggregate, would not have a material adverse affect on the Company and its consolidated subsidiaries considered as one enterprise. Other than the Subsidiaries, there are no "significant subsidiaries" of the Company (as such term is defined in Rule 1-02 of Regulation S-X promulgated under the 1933 Act).

         (viii) The applicable Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act with the power and authority to own property and to conduct its business as described in the Registration Statement and Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities, the Common Securities and the Declaration; such Trust is duly qualified to transact business as a foreign company and is in good standing in any other jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify or be in good standing would not have a material adverse effect on such Trust; such Trust is not a party to or otherwise bound by any agreement other than those described in the Prospectus; such Trust is and will be classified for United States federal income tax purposes as a grantor trust and not as an association taxable as a corporation; and such Trust is and will be treated as a consolidated subsidiary of the Company pursuant to generally accepted accounting principles.

         (ix) The Common Securities have been, or will be at the applicable Closing Time, duly authorized by a Declaration and, when issued and delivered by the Trust to the Company against payment therefor as described in the Registration Statement and Prospectus, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the assets of the Trust and will conform to all statements relating thereto contained in the Prospectus; the issuance of the Common Securities is not subject to preemptive or other similar rights; and at the Closing Time all of the issued and outstanding Common Securities of the Trust will be directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance, claim or equity.

         (x) This Underwriting Agreement has been, and the applicable Terms Agreement as of the date thereof will have been, duly authorized, executed and delivered by each of the Offerors.

         (xi) The applicable Declaration has been duly authorized by the Company and, at the Closing Time, will have been duly executed and delivered by the Company and the Regular Trustees, and assuming due authorization, execution and delivery of the Declaration by the Property Trustee and the Delaware Trustee, the Declaration will, at the Closing Time, be a valid and binding obligation of the Company and the Regular Trustees, enforceable against the Company and the Regular Trustees in accordance with its terms, except to the extent that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors rights generally or by general principles of equity (regardless of whether enforcement is considered in a proceeding at law or in equity) (the "Bankruptcy Exceptions") and will conform in all material respects to all statements relating thereto in the Prospectus.

         (xii) The applicable Preferred Securities Guarantee Agreement has been duly authorized by the Company and, at the Closing Time will have been duly executed and delivered by the Company, and, assuming due authorization, execution and delivery of the Preferred Securities Guarantee Agreement by the Guarantee Trustee, will constitute a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, and the Preferred Security Guarantees and the Preferred Securities Guarantee Agreements will conform in all material respects to all statements relating thereto contained in the Prospectus.

         (xiii) The Trust Preferred Securities have been duly authorized by the applicable Declaration and, when issued and delivered pursuant to this Underwriting Agreement against payment of the consideration set forth in
    Section 2, will be validly issued and (subject to the terms of the Declaration) fully paid and non-assessable undivided beneficial interests in the applicable Trust, will be entitled to the benefits of the Declaration and will conform in all material respects to all statements relating thereto contained in the Prospectus and such description conforms to the provisions of the Declaration; the issuance of the Trust Preferred Securities is not subject to preemptive or other similar rights; and (subject to the terms of the Declaration) holders of Trust Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as extended to stockholders of private corporations for profit.

         (xiv) The Indenture has been duly authorized by the Company and, at the Closing Time will have been duly executed and delivered by the Company, will constitute a valid and binding agreement of the Company, enforceable against the Company in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions; and the Indenture will conform in all material respects to all statements relating thereto contained in the Prospectus.

         (xv) The Subordinated Debentures have been duly authorized by the Company and, at the Closing Time, will have been duly executed by the Company and, when authenticated in the manner provided for in the Indenture and delivered against payment therefor as described in the Prospectus, will constitute valid and binding obligations of the

    Company, enforceable against the Company in accordance with their terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions, will be in the form contemplated by, and entitled to the benefits of, the Indenture and will conform in all material respects to all statements relating thereto in the Prospectus.

         (xvi) The Company's obligations under the Preferred Securities Guarantees are subordinate and junior in right of payment to all liabilities of the Company and are PARI PASSU with the most senior preferred stock issued by the Company.

         (xvii) The Subordinated Debentures are subordinated and junior in right of payment to all "senior indebtedness" (as defined in the applicable Supplemental Indenture) of the Company.

         (xviii)   Each of the Regular Trustees is an employee of the Company and has been duly authorized by the Company to execute and deliver the Declaration; the Declaration has been, or at the applicable Closing Time will be, duly executed and delivered by the Regular Trustees and is or will be, as applicable, a valid and binding obligation of each Regular Trustee, enforceable against such Regular Trustee in accordance with its terms except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

         (xix) The applicable Trust is not in violation of its Declaration or its certificate of trust as filed with the State of Delaware (the "Certificate of Trust"); the Trust is not in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Trust is a party or by which it may be bound, or to which any of the property or assets of the Trust is subject; and the execution, delivery and performance of this Underwriting Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Preferred Securities Guarantee Agreements and the Preferred Securities Guarantees and the consummation of the transactions contemplated herein and therein and compliance by the Offerors with their respective obligations hereunder and thereunder have been duly authorized by all necessary action (corporate or otherwise) on the part of the Trust and do not and will not result in any violation of the Declaration or Certificate of Trust and do not and will not conflict with, or result in a breach of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Trust under
    (A) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Trust is a party or by which it may be bound or to which any of its properties or assets may be subject, or (B) any existing applicable law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court, domestic or foreign, or any regulatory body or administrative agency or other governmental body having jurisdiction over the Trust or any of its respective properties or assets.

         (xx) There are no contracts or documents which are required to be described in the Registration Statement, the Prospectus or the documents incorporated by reference therein or to be filed as exhibits thereto which have not been so described and filed as required.

         (xxi) The Offerors have not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Securities.

         (xxii) There are no contracts, agreements or understandings between the Trust or the Company and any person granting such person the right to require the Trust or the Company to file a registration statement under the 1933 Act with respect to any Offered Securities or securities similar to the Offered Securities of the Trust or the Company owned or to be owned by such person or to require the Trust or the Company to include such securities in the securities registered pursuant to the Registration Statement or in any securities being registered pursuant to any other registration statement filed by the Trust or the Company under the 1933 Act.

         (xxiii)   The authorized, issued and outstanding capital stock of the
    Company is as set forth in or incorporated by reference into the Registration Statement (except for subsequent issuances, if any, pursuant to reservations or agreements referred to in the Prospectus); all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the capital stock of the Company conforms to the description thereof included in or incorporated by reference into the Registration Statement and, except as set forth in the Prospectus, is not subject to preemptive or other similar rights.

         (xxiv) Neither the Company nor any of its Subsidiaries is in violation of its charter or by-laws or other documents of organization, and none of the Company or any of its Subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other instrument to which the Company or any of its Subsidiaries is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company or any of its Subsidiaries is subject; the execution, delivery and performance of this Underwriting Agreement, the applicable Terms Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Preferred Securities Guarantee Agreements and the Preferred Securities Guarantees and the consummation of the transactions contemplated herein, therein and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the use of the proceeds from the sale of the Underwritten Securities as described under the caption "Use of Proceeds") have been duly authorized by all necessary corporate action by the Company and will not conflict with or constitute a breach of, or a default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to the terms of, any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of them may be bound, or to which any property or assets of the Company or any of its Subsidiaries is subject; nor will such action result in a violation of the provisions of the charter or by-laws of the Company or any of its Subsidiaries or any applicable law, rule, regulation, judgment, order or administrative or court decree; nor will such action conflict with or have an adverse effect on any of the certificates, authorities, licenses or permits of the Company or any of its Subsidiaries that enable them to carry on the business and operations now operated by them and which are material to the business of the Company and its Subsidiaries considered as one enterprise. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its subsidiaries.

         (xxv) No labor dispute with the employees of the Company or any of its Subsidiaries exists or, to the knowledge of the Company, is imminent which would materially adversely affect the business operations of the Company and its Subsidiaries considered as one enterprise.

         (xxvi) There is no action, suit or proceeding before or by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Company or the Trust, threatened, against or affecting the Trust or the Company or any of its consolidated subsidiaries which is required to be disclosed in or incorporated by reference into the Registration Statement or, except, in the case of (A) and (B) below, as disclosed in the Prospectus, which might (A) result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its consolidated subsidiaries considered as one enterprise, (B) materially and adversely affect the properties or assets of the Trust or the Company and its consolidated subsidiaries considered as one enterprise, or (C) materially and adversely affect the consummation of the transactions contemplated by this Underwriting Agreement, the applicable Terms Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Preferred Securities Guarantee Agreements or the Preferred Securities Guarantees; all pending legal or governmental proceedings to which the the Trust or the Company or any of its consolidated subsidiaries is a party or of which any of their respective properties or assets are the subject which are not described in or incorporated by reference into the Registration Statement and the Prospectus, including ordinary routine litigation incidental to the business, are, considered in the aggregate, not material to the Trust or the Company and its consolidated subsidiaries considered as one enterprise; and there are no contracts or documents of the Trust or the Company or any of its consolidated subsidiaries which are required to be filed or incorporated by reference as exhibits to the Registration Statement by the 1933 Act or by the 1933 Act Regulations which have not been so filed or incorporated by reference.

         (xxvii)   The Company and its Subsidiaries own or possess, or can
    acquire on reasonable terms, the patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information), systems or procedures, trademarks, service marks and trade names currently employed by them in connection with the business now operated by them and neither the Company nor any of its Subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its Subsidiaries considered as one enterprise.

         (xxviii) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution and delivery by the Trusts or the Company of this Underwriting Agreement or the applicable Terms Agreement or for the performance by the Trust or the Company of the transactions contemplated under the Prospectus, this Underwriting Agreement, such Terms Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Preferred Securities Guarantee Agreements or the Preferred Securities Guarantees, except as may be required under the 1933 Act or 1933 Act Regulations, the 1934 Act or 1934 Act Regulations, the 1939 Act, the 1939 Act Regulations or State securities laws.

         (xxix) All taxes and fees required to be paid with respect to the execution of the Indenture, this Underwriting Agreement, the applicable Terms Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures, the Preferred Securities Guarantee Agreements or the Preferred Securities Guarantees and the issuance of the Offered Securities have been paid.

         (xxx) The Company and its Subsidiaries possess such certificates, authorities, licenses or permits issued by the appropriate local, state, federal or foreign regulatory agencies or bodies necessary to conduct the business now operated by them, and, except as disclosed in the Registration Statement or the documents incorporated by reference therein, none of the Company or any of its Subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority, license or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company and its consolidated subsidiaries considered as one enterprise.

         (xxxi) The Company and its Subsidiaries have good and marketable title to all real property owned by the Company and its Subsidiaries and good title to all other properties owned by them that are material to the business of the Company and its consolidated subsidiaries considered as one enterprise, in each case, free and clear of all mortgages, pledges, liens, security interests, claims, restrictions or encumbrances of any kind, except (A) as otherwise stated in the Registration Statement and the Prospectus or (B) those which do not, singly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries. All of the leases and subleases material to the business of the Company and its Subsidiaries considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Prospectus, are in full force and effect, and neither the Company nor any of its Subsidiaries has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any of its Subsidiaries under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary of the continued possession of the leased or subleased premises under any such lease or sublease.

         (xxxii)   The Indenture, the applicable Preferred Securities Guarantee
    Agreement and the applicable Declaration have each been, or at the applicable Closing Time will each be, duly qualified under the 1939 Act.

         (xxxiii) None of the Offerors is, and upon the issuance and sale of the Underwritten Securities and the issuance of the Subordinated Debentures and the Common Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or a company "controlled" by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

         [(xxxiv) Except as otherwise stated in the Registration Statement and the Prospectus and except as would not, singly or in the aggregate, materially adversely affect the business operations of the Company and its consolidated subsidiaries considered as one enterprise, (A) neither the Company nor any of its Subsidiaries is in violation of any federal, state, local or foreign statute, law, rule, regulation, ordinance, code, policy or rule of common law or any judicial or administrative interpretation thereof including any judicial or administrative order, consent, decree or judgment, relating to pollution or protection of human health, the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata) or wildlife, including, without limitation, laws and regulations relating to the release or threatened release of chemicals, pollutants, contaminants, wastes, toxic substances, hazardous substances, petroleum or petroleum products (collectively, "Hazardous Materials") or to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials (collectively, "Environmental Laws"), (B) the Company and its Subsidiaries have all permits, authorizations and approvals required under any applicable Environmental Laws and are each in compliance with their requirements, (C) there are no pending or threatened administrative, regulatory or judicial actions, suits, demands, demand letters, claims, liens, notices of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any of its Subsidiaries and (D) there are no events or circumstances that might reasonably be expected to form the basis of an order for clean-up or remediation, or an action, suit or proceeding by any private party or governmental body or agency, against or affecting the Company or any of its Subsidiaries relating to Hazardous Materials or any Environmental Laws.]

    (b) Any certificate signed by any officer of the Company or any of its subsidiaries and delivered to any Underwriter or to counsel for the Underwriters in connection with the offering of the Underwritten Securities shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby on the date of such certificate and, unless subsequently amended or supplemented, at each Representation Date subsequent thereto.

    SECTION 2.     SALE AND DELIVERY TO THE UNDERWRITERS; CLOSING.

    (a) The several commitments of the Underwriters to purchase the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to have been made on the basis of the representations, warranties and agreements herein contained and shall be subject to the terms and conditions herein set forth.

    (b) Payment of the purchase price for the Underwritten Securities shall be made at the office of Sidley & Austin, One First National Plaza, Suite 4400, Chicago, Illinois 60603, and delivery of the certificates for the Underwritten Securities shall be made against payment therefor at the office of Merrill Lynch, Pierce, Fenner & Smith Incorporated, Merrill Lynch World Headquarters, North Tower, World Financial Center, New York, New York 10281-1209, or (in either case) at such other place or places as shall be agreed upon by Merrill Lynch and the Company, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date of the applicable Terms Agreement (unless postponed in accordance with the provisions of Section 10 hereof), or such other time not later than ten business days after such date as shall be agreed upon by Merrill Lynch and the Company (such time and date of payment and delivery being herein called "Closing Time"). Payment shall be made to the Trust by wire transfer of immediately available funds to a bank account designated by the Company, against delivery to Merrill Lynch for the respective accounts of the Underwriters of the Underwritten Securities to be purchased by them. It is understood that each Underwriter has authorized Merrill Lynch, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Underwritten Securities which it has severally agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Underwritten Securities to be purchased by any Underwriter whose funds have not been received by the Closing Time but such payment shall not relieve such Underwriter from its obligations hereunder.

         As compensation to the Underwriters for their commitments hereunder and in view of the fact that the proceeds of the sale of the Trust Preferred Securities will ultimately be used to purchase the Subordinated Debentures of the Company, the Company hereby agrees to pay at Closing Time to Merrill Lynch, for the accounts of the several Underwriters, a commission per Trust Preferred Security set forth on Schedule A to the applicable Terms Agreement. At the Closing

Time, the Company will pay, or cause to be paid, the commission payable at such time to the Underwriters under Section 2 hereof by wire transfer of immediately available funds to a bank account designated by Merrill Lynch for the account of the Underwriters.

    (c) Certificates for the Underwritten Securities shall be in such denominations and registered in such names as Merrill Lynch may request in writing at least one full business day prior to the Closing Time. The certificates for the Underwritten Securities will be made available for examination and packaging by Merrill Lynch in The City of New York not later than 10:00 A.M. (Eastern time) on the last business day prior to Closing Time.

    SECTION 3. COVENANTS. Each of the Offerors jointly and severally covenant with Merrill Lynch and with each Underwriter participating in the offering of Underwritten Securities as follows:

    (a) The Offerors, subject to Section 3(b), will comply with the requirements of Rule 430A of the 1933 Act Regulations and/or Rule 434 of the 1933 Act Regulations, if and as applicable, and will notify the representative(s) of the Underwriters immediately, and confirm the notice in writing, of (i) the effectiveness of any post-effective amendment to the Registration Statement or the filing of any supplement or amendment to the Prospectus, (ii) the receipt of any comments from the Commission, (iii) any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and
(iv) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Underwritten Securities for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes. The Offerors will promptly effect the filings necessary pursuant to Rule 424 and will take such steps as it deems necessary to ascertain promptly whether the Prospectus transmitted for filing under Rule 424 was received for filing by the Commission and, in the event that it was not, it will promptly file the Prospectus. The Offerors will make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible moment.

    (b) Each Offeror will give Merrill Lynch notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b) of the 1933 Act Regulations), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, whether pursuant to the 1933 Act, the 1934 Act or otherwise, will furnish Merrill Lynch with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which Merrill Lynch or counsel for the Underwriters shall reasonably object.

    (c) The Company has furnished or will deliver to Merrill Lynch and counsel for the Underwriters, without charge, as many signed copies of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein and documents incorporated or deemed to be incorporated by reference therein) as Merrill

Lynch has requested or shall reasonably request, and as many signed copies of all consents and certificates of experts as Merrill Lynch has requested or shall reasonably request, and will also deliver to Merrill Lynch, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The Registration Statement and each amendment thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

    (d) The Company will deliver to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter may reasonably request, and the Offerors hereby consent to the use of such copies for purposes permitted by the 1933 Act. The Company will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, such number of copies of the Prospectus as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to any electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

    (e)  The Offerors will comply with the 1933 Act and the 1933 Act
Regulations and the 1934 Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Underwritten Securities as contemplated in this Underwriting Agreement and the applicable Terms Agreement and in the Registration Statement and the Prospectus. If at any time when the Prospectus is required by the 1933 Act or the 1934 Act to be delivered in connection with sales of the Underwritten Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the opinion of counsel for the Underwriters or for the Offerors, to amend the Registration Statement in order that the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or to amend or supplement the Prospectus in order that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the 1933 Act Regulations, the Offerors will promptly prepare and file with the Commission, subject to Section 3(b), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Company will furnish to the Underwriters, without charge, such number of copies of such amendment or supplement as the Underwriters may reasonably request.

    (f) The Offerors will use their best efforts, in cooperation with the Underwriters, to qualify the Underwritten Securities and the Subordinated Debentures for offering and sale under the applicable securities laws of such states and other jurisdictions (domestic or foreign) as Merrill Lynch may designate and to maintain such qualifications in effect for a period of not less than one year from the date of the applicable Terms Agreement; provided, however, that the Company shall not be obligated to file any general consent to service of process or to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Underwritten Securities have been so qualified, the Offerors will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the date of such Terms Agreement.

    (g) The Company will timely file such reports pursuant to the 1934 Act as are necessary in order to make generally available to its securityholders as soon as practicable an earnings statement for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

    (h) Each Offeror will use or cause to be used the net proceeds received by it from the sale of the Underwritten Securities in the manner specified in the Prospectus under "Use of Proceeds".

    (i) The Company will use its best efforts to effect the listing of the Underwritten Securities, prior to the Closing Time, on any national securities exchange or quotation system if and as specified in the applicable Terms Agreement.

    (j) Between the date of the applicable Terms Agreement and the date which is 30 days after the Closing Time or such other date specified in such Terms Agreement, the Offerors and the Company's subsidiaries will not, without the prior written consent of Merrill Lynch, directly or indirectly, pledge, issue, sell, offer or contract to sell, grant or sell any option or contract for the sale or purchase of, or otherwise transfer or dispose of, any Offered Securities or any securities convertible into or exercisable or exchangeable for Offered Securities or file any registration statement under the 1933 Act with respect to any of the foregoing.

    (k) The Offerors, during the period when the Prospectus is required to be delivered under the 1933 Act or the 1934 Act, will file all documents required to be filed with the Commission pursuant to the 1934 Act within the time periods required by the 1934 Act and the 1934 Act Regulations.

    (l) So long as any Underwritten Securities are outstanding, the Trust will continue its existence in good standing as a business trust under the Delaware Act with power and authority to own property and conduct its business as described in the Prospectus and the Trust will remain duly qualified to transact business as a foreign corporation in good standing in each jurisdiction in which such qualification is necessary, except to the extent that the failure to so qualify would not, singly or in the aggregate, materially adversely affect the operations of the Trust.

    (m) The Trust will make generally available to its security holders and to Merrill Lynch as soon as practicable but not later than 90 days after the close of the period covered thereby, an earnings statement of the Company (in form complying with the provisions of Rule 158 of the 1933 Act Regulations) covering a twelve-month period beginning not later than the first day of the Trust's fiscal quarter next following the "effective date" (as defined in said Rule
158) of the Registration Statement.

    SECTION 4. PAYMENT OF EXPENSES. The Company will pay all expenses incident to the performance of the Offerors' obligations under this Underwriting Agreement and the applicable Terms Agreement, including (i) the printing and filing of the Registration Statement as originally filed and of each amendment thereto, (ii) the printing of this Underwriting Agreement, any Terms Agreement, any agreement among Underwriters, the Indenture, the Declaration, the Preferred Securities, the Common Securities, the Subordinated Debentures, the Preferred Securities Guarantee Agreements and the Preferred Securities Guarantees and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Underwritten Securities, (iii) the preparation, issuance and delivery of the certificates for the Underwritten Securities to Merrill Lynch, the Common Securities to the Company and the Subordinated Debentures to the Trust, including any transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of such securities, (iv) the fees and disbursements of the Company's counsel and accountants, (v) the qualification of the Underwritten Securities and the Subordinated Debentures under securities laws in accordance with the provisions of Section 3(f), including filing fees and the fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky surveys and any legal investment survey, (vi) the printing and delivery to the Underwriters of copies of the Registration Statement as originally filed and of each amendment thereto, of the preliminary prospectuses, of any Term Sheet and of the Prospectus and any amendments or supplements thereto, (vii) the printing and delivery to the Underwriters of copies of the Blue Sky surveys and any legal investment surveys, (viii) the fees and expenses of the Property Trustee, the Delaware Trustee, the Guarantee Trustee and the Debt Trustee, including the fees and disbursements of their respective counsel, (ix) any fees payable in connection with the rating of the Underwritten Securities, (x) the fees and expenses incurred with respect to any listing of the Underwritten Securities, (xi) the filing fees incident to the review, if any, by the National Association of Securities Dealers, Inc. (the "NASD") of the terms of the sale of the Underwritten Securities and (xii) the cost of qualifying the Trust Preferred Securities with The Depository Trust Company.

    If the applicable Terms Agreement is terminated by Merrill Lynch in accordance with the provisions of Section 5 (other than Section 5(i)) or
Section 9(b)(i) hereof, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

    SECTION 5.     CONDITIONS OF UNDERWRITERS' OBLIGATIONS.   The obligations
of the Underwriters to purchase and pay for the Underwritten Securities pursuant to the applicable Terms Agreement are subject to the accuracy of the representations and warranties of the Company and the Offerors contained in
Section 1 hereof or in certificates of any officer of the Company or any of its subsidiaries delivered pursuant to the provisions hereof, to the performance by the Offerors of their covenants and other obligations hereunder, and to the following further conditions:

    (a) The Registration Statement, including any Rule 462(b) Registration Statement, has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act and no proceedings for that purpose shall have been instituted or be pending or threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with to the reasonable satisfaction of counsel for the Underwriters.
 A prospectus containing information relating to the description of the Underwritten Securities and the Subordinated Debentures, the specific method of distribution and similar matters shall have been filed with the Commission in accordance with Rule 424(b)(1), (2), (3), (4) or (5), as applicable (or any required post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule
430A), or, if the Company has elected to rely upon Rule 434 of the 1933 Act Regulations, a Term Sheet including the Rule 434 Information shall have been filed with the Commission in accordance with Rule 424(b)(7).

    (b)  At Closing Time, Merrill Lynch shall have received:

         (1) The opinion, dated as of Closing Time, of Sidley & Austin, counsel for the Offerors, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Iowa.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Underwriting Agreement and the applicable Terms Agreement.

         (iii) To the knowledge of such counsel, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected to have a material adverse effect on the Company and its consolidated subsidiaries considered as one enterprise.

         (iv) Each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the state of its incorporation and, to the knowledge of such counsel, is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected to have a material adverse effect on the Company and its consolidated subsidiaries considered as one enterprise; except as otherwise disclosed in the Registration Statement, all of the issued and outstanding capital stock of each of the Subsidiaries has been duly authorized and validly issued and is fully paid and non-assessable and all of such capital stock is owned of record by the Company free and clear, to such counsel's knowledge, of any security interest, mortgage, pledge, lien, encumbrance or claim.

         (v) The Preferred Securities Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions.

         (vi) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

         (vii) The Declaration has been duly authorized, executed and delivered by the Company and each of the Regular Trustees and constitutes a valid and binding obligation of the Company and each of the Regular Trustees, enforceable against the Company and each of the Regular Trustees in accordance with its terms, except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions.

         (viii) The Subordinated Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

         (ix) The Company has authorized capital stock as set forth in or incorporated by reference into the Registration Statement; and to the knowledge of such counsel, all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, except as set forth in the Prospectus, are not subject to any preemptive or other similar rights.

         (x) This Underwriting Agreement and the applicable Terms Agreement have each been duly authorized, executed and delivered by the Company.

         (xi) The Registration Statement (including any Rule 462(b) Registration Statement) has been declared effective under the 1933 Act.
    Any required filing of the Prospectus pursuant to Rule 424(b) has been made in the manner and within the time period required by Rule 424(b). To the best of such counsel's knowledge, no stop order suspending the effectiveness of the Registration Statement (or such Rule 462(b) Registration Statement) has been issued under the 1933 Act and no proceedings for that purpose have been initiated or are pending or threatened by the Commission.

         (xii) The Registration Statement (including any Rule 462(b) Registration Statement) and the Prospectus, excluding the documents incorporated by reference therein, and each amendment or supplement to the Registration Statement (including any Rule 462(b) Registration Statement) and Prospectus, excluding the documents incorporated by reference therein, as of their respective effective or issue dates (other than the financial statements, including notes thereto, financial data and supporting schedules included therein or omitted therefrom and the Trustee's Statement of Eligibility on Form T-1 (the "Form T-1"), as to which no opinion need be rendered) complied as to form in all material respects with the requirements of the 1933 Act and the 1933 Act Regulations.

         (xiii) The documents incorporated by reference into the Prospectus (other than the financial statements, including notes thereto, financial data and supporting schedules therein or omitted therefrom, as to which no opinion need be rendered), when they were filed with the Commission, complied as to form in all material respects with the applicable requirements of the 1934 Act and the 1934 Act Regulations.

         (xiv) The information in the Prospectus under "United States Federal Income Taxation," "Risk Factors," "Description of the Preferred Securities," "Description of the Preferred Securities Guarantee," "The Trusts," "Description of the Subordinated Debentures," "Effect of Obligations under the Subordinated Debentures and the Preferred Securities Guarantees," if any, or any caption purporting to describe any such Offered Securities or the Subordinated Debentures and in the Registration Statement under Item 15, to the extent that it constitutes matters of law, summaries of legal matters, the Company's charter or bylaws or the Declaration, or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

         (xv)The Common Securities, the Trust Preferred Securities, the Subordinated Debentures, the Preferred Securities Guarantee, the Declaration, the Indenture and the Preferred Securities Guarantee Agreement conform in all material respects to all statements relating thereto contained in the Prospectus.

         (xvi) To such counsel's knowledge, there are no legal or governmental proceedings pending or threatened which are required to be disclosed in the Registration Statement or the Prospectus other than those disclosed therein or incorporated by reference therein.

         (xvii) To such counsel's knowledge, (1) there are no contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described in the Prospectus or the Registration Statement or to be filed as exhibits thereto which are not described or filed as required and (2) such descriptions are correct in all material respects.

         (xviii)   No filing with, or authorization, approval, consent,
    license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution or delivery by the Company of the Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company of the transactions contemplated under the Prospectus, the Underwriting Agreement, such Terms Agreement, the Indenture, the Declaration, the Preferred Securities, the Common Securities, the Subordinated Debentures, the Preferred Securities Guarantee Agreement, and the Preferred Securities Guarantee, other than under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have already been made, obtained or rendered, as applicable, or State securities laws.

         (xix) The execution and delivery of this Underwriting Agreement, the applicable Terms Agreement, the Declaration, the Preferred Securities, the Common Securities, the Indenture, the Subordinated Debentures and the Preferred Securities Guarantee Agreement, the issuance of the Underwritten Securities and the Subordinated Debentures, the compliance by the Company with all of the provisions of this Underwriting Agreement, the applicable Terms Agreement, the Declaration, the Subordinated Debentures, the Indenture and the Preferred Securities Guarantee Agreement and the consummation of the transactions contemplated herein, therein and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities as described under the caption "Use of Proceeds") do not and will not constitute a breach of, or default or Repayment Event under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or, to such counsel's knowledge, any of the Company's Subsidiaries pursuant to the terms of, (1) the Certificate of Incorporation or by-laws of the Company,
    (2) any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument, of which such counsel has knowledge, to which the Company or any of the Company's Subsidiaries is a party or by which the Company or any of the Company's Subsidiaries may be bound, or to which any property or assets of the Company or any of the Company's Subsidiaries is subject, or (3) to such counsel's knowledge, any currently applicable law, rule, regulation, judgment, order or administrative or court decree.

         (xx) The Indenture, the Preferred Securities Guarantee Agreement and the Declaration have each been duly qualified under the 1939 Act.

         (xxi) The Company is not, and upon the issuance and sale of the Underwritten Securities and the issuance of the Subordinated Debentures and the Common Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

         (xxii) To such counsel's knowledge, there are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

         (xxiii) Neither the Company nor any of the Subsidiaries is in violation of its charter or by-laws and no default by the Company or any of its Subsidiaries exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

         (xxiv) Each of the Offerors meets the registrant requirements for use of Form S-3 under the 1933 Act Regulations.

         (xxv) To the best of such counsel's knowledge and information, all of the issued and outstanding Common Securities are directly owned by the Company free and clear of any security interest, mortgage, pledge, lien, encumbrance or claim.

    Such opinion of Sidley & Austin shall additionally state that nothing has come to their attention that has caused them to believe that the Registration Statement (including any Rule 426(b) Registration Statement) or any post-effective amendment thereto (except for financial statements, including notes thereto, and supporting schedules and other financial data included therein or omitted therefrom and for the Form T-1, as to which no belief need be expressed), at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of the applicable Terms
Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto (except for financial statements, including notes thereto, and supporting schedules and other financial data included therein or omitted therefrom, as to which no belief need be expressed), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. Such counsel may also state that they have relied, to the extent they may properly do so in the discharge of their professional responsibilities as experienced securities law practitioners, upon the judgment of officers and representatives of the Company with respect to facts necessary to the determination of materiality.

    Such opinion shall be limited to the laws of the State of New York, the State of Illinois, the General Corporation Law of the State of Delaware and the federal law of the United States (other than the Communications Act of 1934, as amended (the "Communications Act"), and the rules and regulations thereunder). In rendering such opinion, such counsel may rely, as to matters governed by the laws of the State of Iowa upon the opinion of Nyemaster, Goode, Voigts, West, Hansel & O'Brien delivered to the Underwriters pursuant to subsection (b)(3) of this Section, and as to matters governed by the Communications Act and the rules and regulations thereunder upon the opinion of Koteen and Naftalin delivered to the Underwriters pursuant to subsection
(b)(4) of this Section. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

    At the Closing Time, Merrill shall also have received the opinion, dated as of the Closing Time, of Sidley & Austin, counsel for the Offerors, in form and substance reasonably satisfactory to counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, regarding such Federal tax and other related matters of the type ordinarily included in similar transactions or reasonably requested by counsel for the Underwriters.

         (2) The opinion, dated as of the Closing Time, of Richards, Layton & Finger, special Delaware counsel to the Offerors, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

              (i) The Trust has been duly created and is validly existing in good standing as a business trust under the Delaware Act; all filings required under the laws of the State of Delaware with respect to the formation and valid existence of the Trust as a business trust have been made; the Trust has all necessary power and authority to own property and to conduct its business as described in the Registration Statement and the Prospectus and to enter into and perform its obligations under this Agreement, the Preferred Securities and the Common Securities; and the Trust is not a party to or otherwise bound by any agreement known to such counsel other than those described in the Prospectus.

              (ii) The Common Securities have been duly authorized for issuance and, when issued, delivered and paid for in accordance with the Declaration and as described in the Prospectus, will be validly issued and fully paid and non-assessable undivided beneficial interests in the assets of the Trust, and the issuance of the Common Securities is not subject to preemptive or other similar rights.

              (iii) The Trust Preferred Securities have been duly authorized for issuance and, when issued, delivered and paid for in accordance with this Agreement, will be validly issued, fully paid and non-assessable undivided beneficial interests in the assets of the Trust; the holders of the Trust Preferred Securities will be entitled to the same limitation of personal liability under Delaware law as is extended to stockholders of private corporations for profit; and the issuance of the Trust Preferred Securities is not subject to preemptive or other similar rights. Such counsel may note that the Trust Preferred Securities holders may be obligated, pursuant to the Declaration, to (a) provide indemnity and/or security in connection with and pay taxes or governmental charges arising from transfers of Trust Preferred Securities and the issuance of replacement Trust Preferred Securities, and (b) provide security and indemnity in connection with requests of or directions to the Property Trustee to exercise its rights and powers under the Declaration.

              (iv) This Underwriting Agreement and the applicable Terms Agreement have each been duly authorized, executed and delivered by the Trust.

              (v) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign, is necessary or required for the due authorization, execution or delivery by the Trust of the Underwriting Agreement or the applicable Terms Agreement or for the performance by the Trust of the transactions contemplated under the Prospectus, the Underwriting Agreement, such Terms Agreement, the Indenture, the Declaration, the Preferred Securities, the Common Securities, the Subordinated Debentures, the Preferred Securities Guarantee Agreement, and the Preferred Securities Guarantee, other than under the 1933 Act, the 1933 Act Regulations, the 1934 Act, the 1934 Act Regulations, the 1939 Act and the 1939 Act Regulations, which have already been made, obtained or rendered, as applicable, or State securities laws.

              (vi) The issuance and sale by the Trust of the Trust Preferred Securities and the Common Securities, the purchase by the Trust of the Subordinated Debentures, the execution, delivery and performance by the Trust of this Agreement, the applicable Terms Agreement, the consummation by the Trust of the transactions contemplated hereby and thereby and compliance by the Trust with its obligations hereunder and thereunder will not violate (A) any of the provisions of the Certificate of Trust or the Declaration, (B) any contract or other agreement or instrument, of which such counsel has knowledge, to which the Trust is a party or by which the Trust may be bound, or to which any property or assets of the Trust is subject or (C) any applicable Delaware law or administrative regulation.

              (vii) The Trust is not, and upon the issuance and sale of the Underwritten Securities and the issuance of the Subordinated Debentures and the Common Securities as herein contemplated and the application of the net proceeds therefrom as described in the Prospectus will not be, an "investment company" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act").

         (3) The opinion, dated as of Closing Time, of Nyemaster, Goode, Voigts, West, Hansel & O'Brien, special Iowa counsel to the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

         (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Iowa.

         (ii) The Company has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under, or as contemplated under, this Underwriting Agreement and the applicable Terms Agreement.

         (iii) To the knowledge of such counsel, the Company is duly qualified as a foreign corporation to transact business and is in good standing in each jurisdiction in which it owns or leases substantial properties or in which the conduct of its business requires such qualification, except where the failure to be so qualified or in good standing could not reasonably be expected to have a material adverse effect on the Company and its consolidated subsidiaries considered as one enterprise.

         (iv) The Preferred Securities Guarantee Agreement has been duly authorized, executed and delivered by the Company and, assuming it is duly authorized, executed, and delivered by the Guarantee Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by Bankruptcy Exceptions.

         (v) The Indenture has been duly authorized, executed and delivered by the Company and, assuming due authorization, execution, and delivery thereof by the Debt Trustee, is a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

         (vi) The Declaration has been duly authorized, executed and delivered by the Company and each of the Regular Trustees and constitutes a valid and binding obligation of the Company and each of the Regular Trustees, enforceable against the Company and each of the Regular Trustees in accordance with its terms, except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions.

         (vii) The Subordinated Debentures are in the form contemplated by the Indenture, have been duly authorized, executed and delivered by the Company and, when authenticated by the Debt Trustee in the manner provided for in the Indenture and delivered against payment therefor, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except to the extent that enforcement thereof may be limited by the Bankruptcy Exceptions.

         (viii) The Company has authorized capital stock as set forth in or incorporated by reference into the Registration Statement; and to the knowledge of such counsel, all of the issued and outstanding shares of capital stock of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and, except as set forth in the Prospectus, are not subject to any preemptive or other similar rights.

         (ix) This Underwriting Agreement and the applicable Terms Agreement have each been duly authorized, executed and delivered by the Company.

         (4) The opinion, dated as of the Closing Time, of Koteen and Naftalin, special counsel to the Company, in form and substance reasonably satisfactory to counsel for the Underwriters, to the effect that:

         (i) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, the Federal Communications Commission (the "FCC"), is necessary or required for the due authorization, execution or delivery by the Company of this Underwriting Agreement or the applicable Terms Agreement or for the performance by the Company of the transactions contemplated under the Prospectus, this Underwriting Agreement, such Terms Agreement or the Indenture.

         (ii) The execution and delivery of this Underwriting Agreement, the applicable Terms Agreement, the Indenture, the Declaration, the Trust Preferred Securities, the Common Securities, the Subordinated Debentures, the Preferred Securities Guarantee Agreement, and the Preferred Securities Guarantee, the issuance of the Underwritten Securities and the Subordinated Debentures, the compliance by the Company with all of the provisions of the Underwritten Securities, the Indenture, this Underwriting Agreement, the applicable Terms Agreement, the Declaration, the Trust Preferred Securities, the Common Securities, the Subordinated Debentures, the Preferred Securities Guarantee Agreement, and the Preferred Securities Guarantee, and the consummation of the transactions contemplated herein, therein and in the Registration Statement and the Prospectus (including the issuance and sale of the Underwritten Securities and the issuance of the Subordinated Debentures as described under the caption "Use of Proceeds") do not and will not, to such counsel's knowledge, conflict with or result in any violation of, or the creation of any lien, charge or encumbrance upon, the property or assets of the Company or, to such counsel's knowledge, its Subsidiaries, under the Communications Act or any rule, regulation, judgment, order or administrative or court decree issued, enacted or promulgated thereunder; neither will any such action conflict with or have a material adverse effect on any of the certificates, authorities, licenses or permits, if any, issued or to be issued by the FCC to the Company or, to such counsel's knowledge, any of the Company's Subsidiaries that enable them to carry on the business and operations now operated by them and which are material to the business of the Company and its consolidated subsidiaries considered as one enterprise.

         (iii) The information in the Registration Statement (or any post-effective amendment thereto) or the Prospectus purporting to describe FCC regulatory matters or the Communications Act, to the extent that it constitutes matters of law, summaries of legal matters or legal conclusions, has been reviewed by such counsel and is correct in all material respects.

    Such opinion of Koteen and Naftalin shall additionally state that nothing has come to their attention that has caused them to believe that the descriptions of FCC regulatory matters and the Communications Act contained in the Registration Statement (including any Rule 426(b) Registration Statement) or any post-effective amendment thereto (except for financial statements, including notes thereto, and supporting schedules included therein or omitted therefrom, as to which no belief need be expressed), at the time the Registration Statement (including any Rule 462(b) Registration Statement) or any post-effective amendment thereto (including the filing of the Company's Annual Report on Form 10-K with the Commission) became effective or at the date of the applicable Terms Agreement, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the descriptions of FCC regulatory matters and the Communications Act contained in the Prospectus or any amendment or supplement thereto (except for financial statements including notes thereto, and supporting schedules included therein or omitted therefrom, as to which no belief need be expressed), at the time the Prospectus was issued, at the time any such amended or supplemented prospectus was issued or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         (5) The favorable opinion, dated as of Closing Time, of [the Law Department of The First National Bank of Chicago] [Pepper, Hamilton & Scheetz], counsel for the Property Trustee, the Debt Trustee and the Guarantee Trustee, in form and substance satisfactory to counsel for the Underwriters to the effect that:

                   (i) The First National Bank of Chicago is a national association with trust powers, duly organized, validly existing and in good standing under the laws of the United States with all necessary power and authority to execute and deliver, and to carry out and perform its obligations under the terms of the Declaration and the Preferred Securities Guarantee Agreement.

                   (ii) The execution, delivery and performance by the Property Trustee of the Declaration and the execution, delivery and performance by the Guarantee Trustee of the Preferred Securities Guarantee Agreement have been duly authorized by all necessary corporate action on the part of the Property Trustee and the Guarantee Trustee, respectively. The Declaration and the Preferred Securities Guarantee Agreement have been duly executed and delivered by the Property Trustee and the Guarantee Trustee, respectively, and constitute the legal, valid and binding obligations of the Property Trustee and the Guarantee Trustee, respectively, enforceable against the Property Trustee and the Guarantee Trustee, respectively, in accordance with their terms, except as enforcement thereof may be limited by the Bankruptcy Exceptions.

                   (iii) The execution, delivery and performance of the Declaration and the Preferred Securities Guarantee Agreement by the Property Trustee and the Guarantee Trustee, respectively, do not conflict with or constitute a breach of the Articles of Organization or Bylaws of the Property Trustee and the Guarantee Trustee, respectively.

                   (iv) No consent, approval or authorization of, or registration with or notice to, any federal banking authority is required for the execution, delivery or performance by the Property Trustee and the Guarantee Trustee of the Declaration and the Preferred Securities Guarantee Agreement.

                   (v) The Statements of Eligibility on Forms T-1 with respect to each of the Property Trustee, the Debt Trustee, and the Guarantee Trustee filed with the Commission as part of the Registration Statement complied as to form in all material respects with the requirements of the 1939 Act and the 1939 Act Regulations.

                   (vi) The Declaration constitutes a valid and binding obligation of the Property Trustee and the Delaware Trustee and is enforceable against the Property Trustee and the Delaware Trustee in accordance with its terms, except to the extent that the enforcement thereof may be limited by the Bankruptcy Exceptions.

         (6) The opinion, dated as of Closing Time, of Mayer, Brown & Platt, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters, with respect to the matters set forth in (i) (insofar as it relates to the existence and good standing of the Company), (ii), (v) to (viii) (it being understood that any opinion required with respect to the Trust Preferred Securities or the Common Securities, as the case may be, not being subject to preemptive or other similar rights of the securityholders shall be limited to such rights arising by operation of law or under the Declaration), (x), (xi), (xii),
    (xiv) (solely as to the information in the Prospectus under "Description of the Preferred Securities" or any caption purporting to describe any Offered Securities or the Subordinated Debentures), (xv) and the penultimate paragraph of subsection

    (b)(1) of this Section. In giving such opinion, such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York, the State of Illinois, the federal law of the United States and the General Corporation Law of the State of Delaware, upon the opinions of counsel satisfactory to Merrill Lynch. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Company and its subsidiaries and certificates of public officials.

    (c) At Closing Time there shall not have been, since the date of the applicable Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Company and its consolidated subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, and Merrill Lynch shall have received a certificate of the Chairman, President or Vice President-Finance of the Company and of the Controller or Treasurer of the Company, dated as of Closing Time, to the effect that (i) there has been no such material adverse change with respect to the Company and its consolidated subsidiaries considered as one enterprise, (ii) the representations and warranties in Section 1(a) are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied at or prior to Closing Time, and (iv) no stop order suspending the effectiveness of the Registration Statement has been received by the Company or, to the Company's knowledge, issued and, to the Company's knowledge, no proceedings for that purpose have been initiated or threatened by the Commission.

    (d) At the time of the execution of the applicable Terms Agreement, Merrill Lynch shall have received from Arthur Andersen LLP a letter dated such date, in form and substance satisfactory to Merrill Lynch, together with signed or reproduced copies of such letter for each of the other Underwriters, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

    (e) At Closing Time, Merrill Lynch shall have received from Arthur Andersen LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection
(d) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

    (f) At Closing Time counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Underwritten Securities, as contemplated herein, and related proceedings, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Offerors in connection with the issuance and sale of the Underwritten Securities and the issuance of the Subordinated Debentures shall be reasonably satisfactory in form and substance to Merrill Lynch and counsel for the Underwriters.

    (g) At Closing Time, the Underwritten Securities shall have the ratings accorded by any "nationally recognized statistical rating organization", as defined by the Commission for purposes of Rule 436(g)(2) of the 1933 Act Regulations (a "NRSRO"), if and as specified in the applicable Terms Agreement.

    (h) At Closing Time, the Underwritten Securities shall have been approved for listing, subject only to official notice of issuance, if and as specified in the applicable Terms Agreement.

    (i) If the Registration Statement or an offering of Underwritten Securities is required to be and has been filed with the NASD for review, the NASD shall not have raised any objection that remains unresolved at Closing Time with respect to the fairness and reasonableness of the underwriting terms and arrangements.

    If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Underwriting Agreement and the applicable Terms Agreement may be terminated by Merrill Lynch by notice to the Company at any time at or prior to Closing Time and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7 and 8 shall survive any such termination and remain in full force and effect.

    SECTION 6.     INDEMNIFICATION.

    (a) The Offerors agree jointly and severally to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act as follows:

         (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be part of the Registration Statement, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

         (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or any such alleged untrue statement or omission; provided that (subject to Section 6(d) below) any such settlement is effected with the written consent of the Company; and

         (iii) against any and all expense whatsoever, as incurred
    (including, subject to Section 6(c) hereof, the fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that (A) this indemnity agreement does not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Company by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) and (B) as to any preliminary prospectus, any preliminary prospectus supplement, the Prospectus or any amendment or supplement thereto, this indemnity agreement shall not inure to the benefit of any Underwriter on account of any loss, liability, claim, damage or expense arising from the fact that such Underwriter sold Underwritten Securities to a person to whom there was not sent or given, at or prior to the written confirmation of such sale, a copy of the Prospectus (excluding documents incorporated by reference) or of the Prospectus (excluding documents incorporated by reference) as then amended or supplemented in any case where such delivery is required by the 1933 Act if the Company has previously furnished copies thereof to such Underwriter in the quantities requested and the loss, claim, damage or liability of such Underwriter results from an untrue statement or omission of a material fact contained in such preliminary prospectus, preliminary prospectus supplement, Prospectus (excluding documents incorporated by reference) or amendment or supplement thereto, which the Company has sustained the burden of proving was corrected in the Prospectus (excluding documents incorporated by reference) or in the Prospectus (excluding documents incorporated by reference) as then amended or supplemented.

    (b) Each Underwriter severally agrees to indemnify and hold harmless the Offerors, each of the Company's directors, the Trustees, each of the Offerors' officers who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information deemed to be a part thereof, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Company by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto) or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

    (c) Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein, and to the extent that it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, PROVIDED, HOWEVER, that if the defendants (including any impleaded defendants) in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right to select separate counsel. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 6 for any legal fees or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation unless (i) the indemnified party shall have employed separate counsel in accordance with the proviso to the next preceding sentence (it being understood, however, that the indemnifying party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate counsel (plus any local counsel) representing the indemnified parties under
Section 6(a) who are parties to such action); (ii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action; or (iii) the indemnifying party has authorized the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if clause (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such clause (i) or (iii). No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

    (d) If at any time an indemnified party shall have requested in writing an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its written consent if (i) such settlement is entered into after the later of (A) 45 days after such indemnified party has mailed (by registered or certified mail, postage prepaid) the aforesaid request to each of the Notice Recipients (as defined below) and (B) if the indemnifying party has not given written notice to such indemnified party of the receipt by such indemnifying party of the aforesaid request, 30 days after such indemnified party has mailed (by registered or certified mail, postage prepaid) a second such request to each of the Notice Recipients, provided that such second request is not mailed prior to the 46th day after the request referred to in subclause (i)(A) above is mailed, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement. Notwithstanding the immediately preceding sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel, an indemnifying party shall not be liable for any settlement of the nature contemplated by Section 6(a)(ii) effected without its consent if such indemnifying party (i) reimburses such indemnified party in accordance with such request to the extent it considers such request to be reasonable and
(ii) provides written notice to the indemnified party substantiating the unpaid balance as unreasonable, in each case prior to the date of such settlement. The Notice Recipients are the Chief Financial Officer and the Secretary of the Company. Requests mailed pursuant to this Section 6(d) to
(i) the Chief Financial Officer of the Company shall be mailed to him at Telephone and Data Systems, Inc., 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602 and (ii) the Secretary of the Company shall be mailed to Michael G. Hron, Sidley & Austin, One First National Plaza, Suite 4200, Chicago, Illinois 60603.

    SECTION 7.    CONTRIBUTION.   If the indemnification provided for in
Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Offerors, on the one hand, and the Underwriters, on the other hand, from the offering of the Underwritten Securities pursuant to the applicable Terms Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Offerors, on the one hand, and the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

    The relative benefits received by the Offerors, on the one hand, and the Underwriters, on the other hand, in connection with the offering of the Underwritten Securities pursuant to the applicable Terms Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of such Underwritten Securities (before deducting expenses) received by the Offerors and the total underwriting discount received by the Underwriters, in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of such Underwritten Securities as set forth on such cover.

    The relative fault of the Offerors, on the one hand, and the Underwriters, on the other hand, shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Offerors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

    The Offerors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

    Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Underwritten Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

    No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

    For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each director of the Company, each officer of the Offerors who signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Offerors. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the aggregate principal amount of Underwritten Securities set forth opposite their respective names in the applicable Terms Agreement, and not joint.

    SECTION 8. REPRESENTATIONS, WARRANTIES AND AGREEMENTS TO SURVIVE DELIVERY. All representations, warranties and agreements contained in this Underwriting Agreement or the applicable Terms Agreement, or contained in certificates of officers of the Company or any of its subsidiaries submitted pursuant hereto or thereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Offerors, and shall survive delivery of and payment for the Underwritten Securities.

    SECTION 9.     TERMINATION OF AGREEMENT.

    (a) This Underwriting Agreement (excluding the applicable Terms Agreement) may be terminated for any reason at any time by the Company or by Merrill Lynch upon the giving of 30 days' prior written notice of such termination to the other.

    (b) Merrill Lynch may terminate the applicable Terms Agreement, by notice to the Company, at any time at or prior to the Closing Time, if (i) there has been, since the time of execution of such Terms Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Trust or the Company and its consolidated subsidiaries considered as one enterprise, whether or not arising in the ordinary course of business, or (ii) there has occurred any material adverse change in the financial markets in the United States or, if the Underwritten Securities include Trust Preferred Securities denominated or payable in, or indexed to, one or more foreign or composite currencies, in the international financial markets, or any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the reasonable judgment of Merrill Lynch, impracticable to market the Underwritten Securities or to enforce contracts for the sale of the Underwritten Securities, or (iii) trading in any securities of any of the Trusts or of the Company has been suspended or materially limited by the Commission or the American Stock Exchange, or if trading generally on the New York Stock Exchange or the American Stock Exchange or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by either of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or (iv) a banking moratorium has been declared by either Federal, Illinois or New York authorities or, if the Underwritten Securities include Trust Preferred Securities denominated or payable in, or indexed to, one or more foreign or composite currencies, by the relevant authorities in the related foreign country or countries, or (v) there has occurred, since the time of execution of such Terms Agreement, a downgrading in, or withdrawal of, the rating assigned to the Underwritten Securities or any of the Company's or any of the Trusts' other securities by a NRSRO, or any such NRSRO shall have publicly announced that it has under surveillance or review with possible negative implications its rating of the Underwritten Securities or any of the Company's or any of the Trusts' other securities.

    (c) If this Underwriting Agreement or the applicable Terms Agreement is terminated pursuant to this Section 9, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7 and 8 shall survive such termination and remain in full force and effect.

    SECTION 10. DEFAULT BY ONE OR MORE OF THE UNDERWRITERS. If one or more of the Underwriters shall fail at the Closing Time to purchase the Underwritten Securities which it or they are obligated to purchase under the applicable Terms Agreement (the "Defaulted Securities"), then Merrill Lynch and the Company shall each have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters reasonably acceptable to Merrill Lynch, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, Merrill Lynch shall not have completed such arrangements within such 24-hour period, then:

    (a) if the aggregate principal amount of Defaulted Securities does not exceed 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations under such Terms Agreement bear to the underwriting obligations of all non-defaulting Underwriters, or

    (b) if the aggregate principal amount of Defaulted Securities exceeds 10% of the aggregate principal amount of Underwritten Securities to be purchased on such date pursuant to such Terms Agreement, such Terms Agreement shall terminate without liability on the part of any non-defaulting Underwriter.

    No action taken pursuant to this Section 10 shall relieve any defaulting Underwriter from liability in respect of its default.

    In the event of any such default which does not result in a termination of the applicable Terms Agreement, either Merrill Lynch or the Company shall have the right to postpone the Closing Time for a period not exceeding seven days in order to effect any required changes in the Registration Statement or the Prospectus or in any other documents or arrangements.

    SECTION 11. NOTICES. Except as otherwise provided in Section 6(d), all notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to Merrill Lynch at Merrill Lynch & Co., 5500 Sears Tower, Chicago, Illinois 60606, Attention: Steve Moss; notices to the Company or the Trust shall be directed to it at; Telephone and Data Systems, Inc., 30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602, Attention: President and Chief Executive Officer.

    SECTION 12. PARTIES. This Underwriting Agreement and the applicable Terms Agreement shall each inure to the benefit of and be binding upon Merrill Lynch, the Offerors, and, upon execution of such Terms Agreement, any other Underwriters and their respective successors. Nothing expressed or mentioned in this Underwriting Agreement or such Terms Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters and the Offerors and their respective successors and the controlling persons and officers and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Underwriting Agreement or such Terms Agreement or any provision herein or therein contained. This Underwriting Agreement and such Terms Agreement and all conditions and provisions hereof and thereof are intended to be for the sole and exclusive benefit of the parties hereto and thereto and their respective successors, and said controlling persons and officers and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Underwritten Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

    SECTION 13. GOVERNING LAW AND TIME. THIS UNDERWRITING AGREEMENT AND ANY APPLICABLE TERMS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK. SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

    SECTION 14. EFFECT OF HEADINGS. The Article and Section headings herein are for convenience only and shall not affect the construction hereof.

    If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this Underwriting Agreement, along with all counterparts, will become a binding agreement between Merrill Lynch and the Offerors in accordance with its terms.

                             Very truly yours,

                             TELEPHONE AND DATA SYSTEMS, INC.
                             TDS CAPITAL I
                             TDS CAPITAL II
                             TDS CAPITAL III



                             By
                               -------------------------------------------
                             Title: Authorized Officer




CONFIRMED AND ACCEPTED,
  as of the date first above written:

Merrill Lynch, Pierce, Fenner & Smith
                     Incorporated


By
  -----------------------------------------

                                                                     Exhibit A

                           TELEPHONE AND DATA SYSTEMS, INC.
                                (an Iowa corporation)

                                    TDS CAPITAL I
                                    TDS CAPITAL II
                                   TDS CAPITAL III
                          (each, a Delaware business trust)

                              TRUST PREFERRED SECURITIES


                                   TERMS AGREEMENT

To: Telephone & Data Systems, Inc.
    30 North LaSalle Street
    Suite 4000
    Chicago, IL  60602


Ladies and Gentlemen:

    We understand that TDS Capital __, a Delaware business trust (the "Trust"), and Telephone and Data Systems, Inc., an Iowa corporation (the "Company" and,
together with the Trust, the "Offerors"), propose to issue and sell [         ]
of Preferred Securities (the "Offered Securities"). Subject to the terms and conditions set forth or incorporated by reference herein, we [the underwriters named below (the "Underwriters")] offer to purchase [, severally and not jointly,] the number of Offered Securities [opposite their names set forth below] at the purchase price set forth below.

                             Number
    Underwriter              of Offered Securities
    -----------              ---------------------

                              _______________
    Total                     $
                              _______________
                              _______________

    The Offered Securities shall have the following terms:

Title:
Ratings:
Liquidation Preference:

Distribution rate or formula:
Distribution payment dates:
Regular record dates:
Stated maturity date:
Redemption provisions:
Listing requirements:
Black-out provisions:
Fixed or Variable Price Offering: [Fixed] [Variable] Price Offering
Purchase price per security: ___% of principal amount, plus accrued Dividends, if any, from _________________.
Form:
Other terms and conditions: [Include terms of the Company's Subordinated Debentures to be issued to the Trust in exchange for the proceeds received by the Trust in the offering of the Offered Securities.]
QIU Issues: [State whether the fees and expenses of any Underwriter acting in the capacity of a "qualified independent underwriter" (as defined in Section 2(l) of Schedule E of the bylaws of the NASD), if applicable, are to be paid by the Company]
Closing date and location:

    All of the provisions contained in the document attached as Annex I hereto entitled "TELEPHONE AND DATA SYSTEMS, INC.--Trust Preferred Securities--Underwriting Agreement" are hereby incorporated by reference in their entirety herein and shall be deemed to be a part of this Terms Agreement to the same extent as if such provisions had been set forth in full herein. Terms defined in such document are used herein as therein defined.

    Please accept this offer no later than ____ o'clock P.M. (New York City time) on ______________ by signing a copy of this Terms Agreement in the space set forth below and returning the signed copy to us.

                 Very truly yours,

                 MERRILL LYNCH, PIERCE, FENNER & SMITH
                             INCORPORATED

                 By
                   -------------------------------------------
                      Authorized Signatory

                 [Acting on behalf of itself and the other named Underwriters.]


Accepted:

TELEPHONE AND DATA SYSTEMS, INC.

By
   -----------------------------------
    Name:
    Title:
                                                                    SCHEDULE A
                                                          to Terms Agreement

                                       PREFERRED SECURITIES       COMMISSION

Merrill Lynch, Pierce Fenner & Smith
          Incorporated
[others]
                                 ________________        ______________